WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================














                             WASTE CONNECTIONS, INC.
                     NONQUALIFIED DEFERRED COMPENSATION PLAN


                             EFFECTIVE JULY 1, 2004


















                               COPYRIGHT (C) 2004
                            BY CLARK CONSULTING, INC.
                           EXECUTIVE BENEFITS PRACTICE
                               ALL RIGHTS RESERVED


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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================

                                TABLE OF CONTENTS
                                                                            PAGE

ARTICLE 1      DEFINITIONS.....................................................1

ARTICLE 2      SELECTION, ENROLLMENT, ELIGIBILITY..............................6

      2.1      SELECTION BY COMMITTEE..........................................6
      2.2      ENROLLMENT AND ELIGIBILITY REQUIREMENTS; COMMENCEMENT
               OF PARTICIPATION................................................6
      2.3      TERMINATION OF A PARTICIPANT'S ELIGIBILITY......................7

ARTICLE 3      DEFERRAL COMMITMENTS/COMPANY CONTRIBUTION AMOUNTS/COMPANY
               RESTORATION MATCHING AMOUNTS/VESTING/CREDITING/TAXES............7

      3.1      MINIMUM DEFERRALS...............................................7
      3.2      MAXIMUM DEFERRAL................................................8
      3.3      ELECTION TO DEFER; EFFECT OF ELECTION FORM......................8
      3.4      WITHHOLDING AND CREDITING OF ANNUAL DEFERRAL AMOUNTS............8
      3.5      COMPANY CONTRIBUTION AMOUNT.....................................9
      3.6      COMPANY RESTORATION MATCHING AMOUNT.............................9
      3.7      CREDITING OF AMOUNTS AFTER BENEFIT DISTRIBUTION.................9
      3.8      VESTING.........................................................9
      3.9      CREDITING/DEBITING OF ACCOUNT BALANCES..........................9
      3.10     FICA AND OTHER TAXES...........................................11

ARTICLE 4      SCHEDULED DISTRIBUTION; UNFORESEEABLE FINANCIAL EMERGENCIES;...11

      4.1      SCHEDULED DISTRIBUTION.........................................11
      4.2      POSTPONING SCHEDULED DISTRIBUTIONS.............................12
      4.3      OTHER BENEFITS TAKE PRECEDENCE OVER SCHEDULED DISTRIBUTIONS....12
      4.4      WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL
               EMERGENCIES....................................................12

ARTICLE 5      CHANGE IN CONTROL BENEFIT......................................13

      5.1      CHANGE IN CONTROL BENEFIT......................................13
      5.2      PAYMENT OF CHANGE IN CONTROL BENEFIT...........................13

ARTICLE 6      RETIREMENT BENEFIT.............................................14

      6.1      RETIREMENT BENEFIT.............................................14
      6.2      PAYMENT OF RETIREMENT BENEFIT..................................14

ARTICLE 7      TERMINATION BENEFIT............................................14

      7.1      TERMINATION BENEFIT............................................14
      7.2      PAYMENT OF TERMINATION BENEFIT.................................14


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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
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ARTICLE 8      DISABILITY BENEFIT.............................................14

      8.1      DISABILITY BENEFIT.............................................14
      8.1      PAYMENT OF DISABILITY BENEFIT..................................14

ARTICLE 9      DEATH BENEFIT..................................................14

      9.1      DEATH BENEFIT..................................................14
      9.2      PAYMENT OF DEATH BENEFIT.......................................15

ARTICLE 10     BENEFICIARY DESIGNATION........................................15

     10.1      BENEFICIARY....................................................15
     10.2      BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT...............15
     10.3      ACKNOWLEDGEMENT................................................15
     10.4      NO BENEFICIARY DESIGNATION.....................................15
     10.5      DOUBT AS TO BENEFICIARY........................................15
     10.6      DISCHARGE OF OBLIGATIONS.......................................15

ARTICLE 11     TERMINATION OF PLAN, AMENDMENT OR MODIFICATION.................16

     11.1      TERMINATION OF PLAN............................................16
     11.2      AMENDMENT......................................................16
     11.3      PLAN AGREEMENT.................................................16
     11.4      EFFECT OF PAYMENT..............................................16

ARTICLE 12     ADMINISTRATION.................................................16

     12.1      COMMITTEE DUTIES...............................................16
     12.2      ADMINISTRATION UPON CHANGE IN CONTROL..........................16
     12.3      AGENTS.........................................................17
     12.4      BINDING EFFECT OF DECISIONS....................................17
     12.5      INDEMNITY OF COMMITTEE.........................................17
     12.6      EMPLOYER INFORMATION...........................................17

ARTICLE 13     OTHER BENEFITS AND AGREEMENTS..................................18

     13.1      COORDINATION WITH OTHER BENEFITS...............................18

ARTICLE 14     CLAIMS PROCEDURES..............................................18

     14.1      PRESENTATION OF CLAIM..........................................18
     14.2      NOTIFICATION OF DECISION.......................................18
     14.3      REVIEW OF A DENIED CLAIM.......................................19
     14.4      DECISION ON REVIEW.............................................19
     14.5      LEGAL ACTION...................................................19


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MASTER PLAN DOCUMENT
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ARTICLE 15     TRUST..........................................................20

     15.1      ESTABLISHMENT OF THE TRUST.....................................20
     15.2      INTERRELATIONSHIP OF THE PLAN AND THE TRUST....................20
     15.3      DISTRIBUTIONS FROM THE TRUST...................................20

ARTICLE 16     MISCELLANEOUS..................................................20

     16.1      STATUS OF PLAN.................................................20
     16.2      UNSECURED GENERAL CREDITOR.....................................20
     16.3      EMPLOYER'S LIABILITY...........................................20
     16.4      NONASSIGNABILITY...............................................20
     16.5      NOT A CONTRACT OF EMPLOYMENT...................................21
     16.6      FURNISHING INFORMATION.........................................21
     16.7      TERMS..........................................................21
     16.8      CAPTIONS.......................................................21
     16.9      GOVERNING LAW..................................................21
     16.10     NOTICE.........................................................21
     16.11     SUCCESSORS.....................................................22
     16.12     SPOUSE'S INTEREST..............................................22
     16.13     VALIDITY.......................................................22
     16.14     INCOMPETENT....................................................22
     16.15     COURT ORDER....................................................22
     16.16     DEDUCTION LIMITATION ON BENEFIT PAYMENTS.......................22
     16.17     INSURANCE......................................................23




















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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================

                             WASTE CONNECTIONS, INC.
                     NONQUALIFIED DEFERRED COMPENSATION PLAN
                             Effective July 1, 2004

                                     PURPOSE
                                     -------

         The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated Employees and Directors who contribute materially to the continued growth, development and future business success of Waste Connections, Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.


                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

         For the purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, an entry on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the Company Contribution Account balance, and
         (iii) the Company Restoration Matching Account balance. The Account Balance shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Deferral Amount" shall mean that portion of a Participant's Base Salary, Bonus, Commissions, Director Fees and LTIP Amounts that a Participant defers in accordance with Article 3 for any one Plan Year, without regard to whether such amounts are withheld and credited during such Plan Year. In the event of a Participant's Retirement, Disability, death or Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.3 "Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: (i) for the first annual installment, the Participant's vested Account Balance shall be calculated as of the close of business on or around the last day of the six-month period immediately following the date on which the Participant Retires, as determined by the Committee in its sole discretion, and (ii) for remaining annual installments, the Participant's vested Account Balance shall be calculated on every anniversary of such calculation date, as applicable. Each annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a ten (10) year Annual Installment Method for the Retirement Benefit, the first payment shall be 1/10 of the vested Account Balance, calculated as described in this definition. The following year, the payment shall be 1/9 of the vested Account Balance, calculated as described in this definition.

1.4 "Base Salary" shall mean the annual cash compensation relating to services performed during any calendar year, excluding distributions from nonqualified deferred compensation plans, bonuses, commissions,

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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
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         overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, director fees and other fees, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or nonqualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Employee.

1.5 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 10, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.6 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.7 "Benefit Distribution Date" shall mean the date that triggers distribution of a Participant's vested Account Balance. A Participant's Benefit Distribution Date shall be determined upon the occurrence of any one of the following:

         (a) If the Participant Retires, his or her Benefit Distribution Date shall be the last day of the six-month period immediately following the date on which the Participant Retires; or

         (b) If the Participant experiences a Termination of Employment, his or her Benefit Distribution Date shall be the last day of the six-month period immediately following the date on which the Participant experiences a Termination of Employment; or

         (c) The date on which the Committee is provided with proof that is satisfactory to the Committee of the Participant's death, if the Participant dies prior to the complete distribution of his or her vested Account Balance; or

         (d)   The date on which the Participant becomes Disabled; or

         (e) The date on which the Company experiences a Change in Control, as determined by the Committee in its sole discretion, if (i) the Participant has elected to receive a Change in Control Benefit, as set forth in Section 5.2 below, and (ii) if a Change in Control occurs prior to the Participant's Termination of Employment, Retirement, death or Disability.

1.8      "Board" shall mean the board of directors of the Company.

1.9 "Bonus" shall mean any compensation, in addition to Base Salary, Commissions and LTIP Amounts, earned by a Participant for services rendered during a Plan Year, under any Employer's annual bonus and cash incentive plans.

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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
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1.10     "Change in Control" shall mean:

         (a) Any reorganization, liquidation or consolidation of the Company, or any merger or other business combination of the Company with any other corporation, other than any such merger or other combination that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction;

         (b) During any period of not more than two consecutive years, not including any period prior to the adoption of this Plan, individuals who, at the beginning of such period constitute the board of directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Section 1.10) whose election by the board of directors or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office, who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

         (c) Any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

         (d) Any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 ("Exchange Act")) shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Company's outstanding voting securities (except that for purposes of this definition, "person" shall not include any person (or any person that controls, is controlled by or is under common control with such person) who is a trustee or other fiduciary holding securities under any employee benefit plan of the Company, or a corporation that is owned directly or indirectly by the stockholders of the Company in substantially the same percentage as their ownership of the Company).

         A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

1.11     "Change in Control Benefit" shall have the meaning set forth in
         Article 5.

1.12     "Claimant" shall have the meaning set forth in Section 14.1.

1.13 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.14 "Commissions" shall mean the cash commissions earned by a Participant from any Employer for services rendered during a Plan Year, excluding Bonus, LTIP Amounts or other additional incentives or awards earned by the Participant.

1.15     "Committee" shall mean the committee described in Article 12.

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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
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1.16     "Company" shall mean Waste Connections, Inc., a Delaware corporation, and any successor to all or substantially all of the Company's assets or business.

1.17 "Company Contribution Account" shall mean (i) the sum of the Participant's Company Contribution Amounts, plus (ii) amounts credited or debited to the Participant's Company Contribution Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

1.18 "Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.5.

1.19 "Company Restoration Matching Account" shall mean (i) the sum of all of a Participant's Company Restoration Matching Amounts, plus (ii) amounts credited or debited to the Participant's Company Restoration Matching Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Restoration Matching Account.

1.20 "Company Restoration Matching Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.6.

1.21     "Death Benefit" shall mean the benefit set forth in Article 9.

1.22 "Deduction Limitation" shall mean the limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan, as set forth in Section 16.16.

1.23 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited or debited to the Participant's Deferral Account in accordance with this Plan, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.24 "Director" shall mean any member of the board of directors of any Employer.

1.25 "Director Fees" shall mean the annual fees earned by a Director from any Employer, including retainer fees and meetings fees, as compensation for serving on the board of directors.

1.26 "Disability" or "Disabled" shall mean that a Participant is disabled, in accordance with (i) the requirements of Section 223(d) of the Social Security Act, or (ii) the Waste Connections, Inc. Long-Term Disability Plan.

1.27     "Disability Benefit" shall mean the benefit set forth in Article 8.

1.28 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.29     "Employee" shall mean a person who is an employee of any Employer.

1.30 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.31 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
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1.32     "First Plan Year" shall mean the period beginning July 1, 2004 and ending December 31, 2004.

1.33 "LTIP Amounts" shall mean any portion of the compensation attributable to a Plan Year that is earned by a Participant as an Employee under any Employer's long-term incentive plan or any other long-term incentive arrangement designated by the Committee.

1.34 "Participant" shall mean any Employee or Director (i) who is selected to participate in the Plan, (ii) who submits an executed Plan Agreement, Election Form and Beneficiary Designation Form, which are accepted by the Committee, and (iii) whose Plan Agreement has not terminated.

1.35 "Plan" shall mean the Waste Connections, Inc. Nonqualified Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.36 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.37 "Plan Year" shall, except for the First Plan Year, mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.38 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the Employee's attainment of age fifty-five (55) with five (5) Years of Service; and shall mean with respect to a Director who is not an Employee, severance of his or her directorships with all Employers on or after the Director's attainment of age fifty-five (55). If a Participant is both an Employee and a Director, Retirement shall not occur until he or she Retires as both an Employee and a Director.

1.39     "Retirement Benefit" shall mean the benefit set forth in Article 6.

1.40     "Scheduled Distribution" shall mean the distribution set forth in
         Section 4.1.

1.41 "Terminate the Plan", "Termination of the Plan" shall mean a determination by an Employer's board of directors that (i) all of its Participants shall no longer be eligible to participate in the Plan,
         (ii) all deferral elections for such Participants shall terminate, and
         (iii) such Participants shall no longer be eligible to receive company contributions under this Plan.

1.42     "Termination Benefit" shall mean the benefit set forth in Article 7.

1.43 "Termination of Employment" shall mean the severing of employment with all Employers, or service as a Director of all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence. If a Participant is both an Employee and a Director, a Termination of Employment shall occur only upon the termination of the last position held; provided, however, that

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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
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         such a Participant may elect, at least three years before Termination of Employment and in accordance with the policies and procedures established by the Committee, to be treated for purposes of this Plan as having experienced a Termination of Employment at the time he or she ceases employment with an Employer as an Employee.

1.44 "Trust" shall mean one or more trusts established by the Company in accordance with Article 15.

1.45 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant, the Participant's spouse, or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.46 "Years of Service" shall mean for an Employee, the total number of full years in which a Participant has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that date. The Committee shall make a determination as to whether any partial year of employment shall be counted as a Year of Service.


                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY
                       ----------------------------------

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees and Directors of the Employer, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees and Directors to participate in the Plan.

2.2      ENROLLMENT AND ELIGIBILITY REQUIREMENTS; COMMENCEMENT OF PARTICIPATION.

         (a) As a condition to participation, each Employee or Director who is eligible to participate in the Plan effective as of the first day of a Plan Year and elects to participate in the Plan, shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, prior to the first day of such Plan Year, or such other earlier deadline as may be established by the Committee in its sole discretion. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

         (b) As a condition to participation, each Employee or Director who becomes eligible to participate in the Plan effective after the first day of a Plan Year and elects to participate in the Plan, or each Employee or Director who is selected to participate for the First Plan Year of the Plan itself and elects to participate in the Plan, shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within thirty (30) days after such Employee's or Director's eligibility to participate in the Plan becomes effective. In addition, the Committee shall establish from time

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MASTER PLAN DOCUMENT
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               to time such other enrollment requirements as it determines in its sole discretion are necessary.

         (c) Each Employee or Director who is eligible to participate in the Plan shall commence participation in the Plan on the date that the Committee determines, in its sole discretion, that the Employee or Director has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period. Notwithstanding the foregoing, the Committee shall process such Participant's deferral election as soon as administratively practicable after such deferral election is submitted to and accepted by the Committee.

         (d) If an Employee or a Director fails to meet all requirements contained in this Section 2.2 within the period required, that Employee or Director shall not be eligible to participate in the Plan during such Plan Year.

2.3 TERMINATION OF A PARTICIPANT'S ELIGIBILITY. If the Committee determines that a Participant is no longer eligible to participate in the Plan, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections, and/or (iii) take further action that the Committee deems appropriate. Notwithstanding the foregoing, in the event of a Termination of the Plan, the termination of the affected Participants' eligibility for participation in the Plan shall not be governed by this
         Section 2.3, but rather shall be governed by Section 1.41 and Section 11.1.


                                    ARTICLE 3
               DEFERRAL COMMITMENTS/COMPANY CONTRIBUTION AMOUNTS/
          COMPANY RESTORATION MATCHING AMOUNTS/ VESTING/CREDITING/TAXES
          -------------------------------------------------------------

3.1      MINIMUM DEFERRALS.

         (A) ANNUAL DEFERRAL AMOUNT. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Salary, Bonus, Commissions, LTIP Amounts and/or Director Fees in the following minimum amounts for each deferral elected:

               ------------------------   ------------------------
                       DEFERRAL                MINIMUM AMOUNT
               ------------------------   ------------------------
               Base Salary, Bonus,            $2,000 aggregate
               Commissions and/or
               LTIP Amounts
               ------------------------   ------------------------
               Director Fees                       $2,000
               ------------------------   ------------------------

               If an election is made for less than the stated minimum amounts, or if no election is made, the amount deferred shall be zero.

         (B) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the First Plan Year of the Plan itself, the minimum Annual Deferral Amount shall be an amount equal to the

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================================================================================

               minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

3.2      MAXIMUM DEFERRAL.

         (A) ANNUAL DEFERRAL AMOUNT. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Salary, Bonus, Commissions, LTIP Amounts and/or Director Fees up to the following maximum percentages for each deferral elected:

               ------------------------------- --------------------------------
                          DEFERRAL                     MAXIMUM PERCENTAGE
               ------------------------------- --------------------------------
               Base Salary                                    80%
               ------------------------------- --------------------------------
               Bonus                                          100%
               ------------------------------- --------------------------------
               Commissions                                    100%
               ------------------------------- --------------------------------
               LTIP Amounts                                   100%
               ------------------------------- --------------------------------
               Director Fees                                  100%
               ------------------------------- --------------------------------

         (B) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance.

3.3      ELECTION TO DEFER; EFFECT OF ELECTION FORM.

         (A) FIRST PLAN YEAR. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

         (B) SUBSEQUENT PLAN YEARS. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering a new Election Form to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.

3.4 WITHHOLDING AND CREDITING OF ANNUAL DEFERRAL AMOUNTS. For each Plan Year, the Base Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Salary. The Bonus, Commissions, LTIP Amounts and/or Director Fees portion of the Annual Deferral Amount shall be withheld at the time the Bonus, Commissions, LTIP Amounts or Director Fees are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself. Annual Deferral Amounts shall be credited to a Participant's Deferral Account at the time such amounts would otherwise have been paid to the Participant.

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                                       -8-
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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================

3.5      COMPANY CONTRIBUTION AMOUNT.

         (a) For each Plan Year, an Employer may be required to credit amounts to a Participant's Company Contribution Account in accordance with employment or other agreements entered into between the Participant and the Employer. Such amounts shall be credited on the date or dates prescribed by such agreements.

         (b) For each Plan Year, an Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Company Contribution Account under this Plan, which amount shall be for that Participant the Company Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive a Company Contribution Amount for that Plan Year. The Company Contribution Amount described in this Section 3.5(b), if any, shall be credited on a date or dates to be determined by the Committee, in its sole discretion.

3.6 COMPANY RESTORATION MATCHING AMOUNT. A Participant's Company Restoration Matching Amount for any Plan Year shall be an amount determined by the Committee, in its sole discretion, to make up for certain limits applicable to the 401(k) Plan or other qualified plan for such Plan Year, as identified by the Committee, or for such other purposes as determined by the Committee in its sole discretion. The amount so credited to a Participant under this Plan for any Plan Year
         (i) may be smaller or larger than the amount credited to any other Participant, and (ii) may differ from the amount credited to such Participant in the preceding Plan Year. The Participant's Company Restoration Matching Account, if any, shall be credited on a date or dates to be determined by the Committee, in its sole discretion.

3.7 CREDITING OF AMOUNTS AFTER BENEFIT DISTRIBUTION. Notwithstanding any provision in this Plan to the contrary, should the complete distribution of a Participant's vested Account Balance occur prior to the date on which any portion of (i) the Annual Deferral Amount that a Participant has elected to defer in accordance with Section 3.3, (ii) the Company Contribution Amount, or (iii) the Company Restoration Matching Amount, would otherwise be credited to the Participant's Account Balance, such amounts shall not be credited to the Participant's Account Balance, but shall be paid to the Participant in a manner determined by the Committee, in its sole discretion.

3.8 VESTING. A Participant shall at all times be 100% vested in his or her Deferral Account, Company Contribution Account and Company Restoration Matching Account.

3.9 CREDITING/DEBITING OF ACCOUNT BALANCES. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

         (a) MEASUREMENT FUNDS. The Participant may elect one or more of the measurement funds selected by the Committee, in its sole discretion, which are based on certain mutual funds (the "Measurement Funds"), for the purpose of crediting or debiting additional amounts to his or her Account Balance. As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the first calendar quarter that begins at least thirty (30) days after the day on which the

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                                       -9-
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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================

               Committee gives Participants advance written notice of such change, or if necessary to comply with applicable tax law, including but not limited to guidance issued after the effective date of this Plan, such other date designated by the Committee, in its sole discretion.

         (b) ELECTION OF MEASUREMENT FUNDS. A Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.9(a) above) to be used to determine the amounts to be credited or debited to his or her Account Balance. If a Participant does not elect any of the Measurement Funds as described in the previous sentence, the Participant's Account Balance shall automatically be allocated into the lowest-risk Measurement Fund, as determined by the Committee, in its sole discretion. The Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply as of the first business day deemed reasonably practicable by the Committee, in its sole discretion, and shall continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

         (c)   PROPORTIONATE ALLOCATION. In making any election described in
               Section 3.9(b) above, the Participant shall specify on the Election Form, in increments of one percent (1%), the percentage of his or her Account Balance or Measurement Fund, as applicable, to be allocated/reallocated.

         (d) CREDITING OR DEBITING METHOD. The performance of each Measurement Fund (either positive or negative) will be determined by the Committee, in its sole discretion, on a daily basis based on the manner in which such Participant's Account Balance has been hypothetically allocated among the Measurement Funds by the Participant.

         (e) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation of his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the investments on which the Measurement Funds are based, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

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                                      -10-

WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================

3.10     FICA AND OTHER TAXES.

         (a) ANNUAL DEFERRAL AMOUNTS. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Salary, Bonus, Commissions and/or LTIP Amounts that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.10.

         (b) COMPANY RESTORATION MATCHING ACCOUNT AND COMPANY CONTRIBUTION ACCOUNT. When a Participant becomes vested in a portion of his or her Company Restoration Matching Account and/or Company Contribution Account, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Salary, Bonus, Commissions and/or LTIP Amounts that is not deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Company Restoration Matching Amount and/or Company Contribution Amount. If necessary, the Committee may reduce the vested portion of the Participant's Company Restoration Matching Account or Company Contribution Account, as applicable, in order to comply with this Section 3.10.

         (c) DISTRIBUTIONS. The Participant's Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.


                                    ARTICLE 4
           SCHEDULED DISTRIBUTION; UNFORESEEABLE FINANCIAL EMERGENCIES
           -----------------------------------------------------------

4.1 SCHEDULED DISTRIBUTION. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect to receive a Scheduled Distribution, in the form of a lump sum payment, from the Plan with respect to all or a portion of (i) the Annual Deferral Amount, (ii) the Company Contribution Amount, and (iii) the Company Restoration Matching Amount. The Scheduled Distribution shall be a lump sum payment in an amount that is equal to the portion of the Annual Deferral Amount, the vested portion of the Company Contribution Amount and the vested portion of the Company Restoration Matching Amount that the Participant elected to have distributed as a Scheduled Distribution, plus amounts credited or debited in the manner provided in Section 3.9 above on that amount, calculated as of the close of business on or around the date on which the Scheduled Distribution becomes payable, as determined by the Committee in its sole discretion. Subject to the other terms and conditions of this Plan, each Scheduled Distribution elected shall be paid out during a sixty (60) day period commencing immediately after the first day of any Plan Year designated by the Participant. The Plan Year designated by the Participant must be at least three (3) Plan Years after the end of the Plan Year to which the Participant's deferral election described in Section 3.3 relates. By way of example, if a Scheduled Distribution is elected for Annual Deferral Amounts, Company Contribution Amounts, and Company Restoration

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                                      -11-
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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================

         Matching Amounts that are earned and/or contributed in the Plan Year commencing January 1, 2004, the Scheduled Distribution would become payable during a sixty (60) day period commencing January 1, 2008. Notwithstanding the language set forth above, the Committee shall, in its sole discretion, adjust the amount distributable as a Scheduled Distribution if any portion of the Company Contribution Amount or Company Restoration Matching Amount is unvested on the Scheduled Distribution Date.

4.2 POSTPONING SCHEDULED DISTRIBUTIONS. A Participant may elect to postpone any lump sum distribution described in Section 4.1 above, and have such amount paid out during a sixty (60) day period commencing immediately after an allowable alternative distribution date designated by the Participant in accordance with this Section 4.2. In order to make this election, the Participant must submit a new Scheduled Distribution Election Form to the Committee in accordance with the following criteria:

         (a) Such Scheduled Distribution Election Form must be submitted to and accepted by the Committee at least twelve (12) months prior to the Participant's previously designated Scheduled Distribution Date; and

         (b) The new Scheduled Distribution Date selected by the Participant must be the first day of a Plan Year, and must be at least five
               (5) years after the previously designated Scheduled Distribution Date.

         (c) The election of the new Scheduled Distribution Date shall have no effect until at least twelve (12) months after the date on which the election is made.

4.3 OTHER BENEFITS TAKE PRECEDENCE OVER SCHEDULED DISTRIBUTIONS. Should a Benefit Distribution Date occur that triggers a benefit under Articles 5, 6, 7, 8, or 9, any Annual Deferral Amount, Company Contribution Amount and/or Company Restoration Matching Amount, plus amounts credited or debited thereon, that are subject to a Scheduled Distribution election under Section 4.1 shall not be paid in accordance with Section 4.1, but shall be paid in accordance with the other applicable Article.

4.4      WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES.

         (a) If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to suspend deferrals of Base Salary, Bonus, Commissions, Director Fees, and LTIP Amounts to the extent deemed necessary by the Committee to satisfy the Unforeseeable Financial Emergency, plus amounts reasonably necessary to pay taxes reasonably anticipated as a result of the distribution. If suspension of deferrals is not sufficient to satisfy the Participant's Unforeseeable Financial Emergency, or if suspension of deferrals is not required under applicable tax law, the Participant may further petition the Committee to receive a partial or full payout from the Plan. The Participant shall only receive a payout from the Plan to the extent such payout is deemed necessary by the Committee to satisfy the Participant's Unforeseeable Financial Emergency.

         (b) The payout shall not exceed the lesser of (i) the Participant's vested Account Balance, calculated as of the close of business on or around the date on which the amount becomes payable, as

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                                      -12-
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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================

               determined by the Committee in its sole discretion, or (ii) the amount necessary to satisfy the Unforeseeable Financial Emergency, plus amounts reasonably necessary to pay taxes reasonably anticipated as a result of the distribution. Notwithstanding the foregoing, a Participant may not receive a payout from the Plan to the extent that the Unforeseeable Financial Emergency is or may be relieved (A) through reimbursement or compensation by insurance or otherwise, (B) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (C) by suspension of deferrals under this Plan, if the Committee, in its sole discretion, determines that suspension is required by applicable tax law.

         (c) If the Committee, in its sole discretion, approves a Participant's petition for suspension, the Participant's deferrals under this Plan shall be suspended as of the date of such approval. If the Committee, in its sole discretion, approves a Participant's petition for suspension and payout, the Participant's deferrals under this Plan shall be suspended as of the date of such approval and the Participant shall receive a payout from the Plan within sixty (60) days of the date of such approval.

         (d) Notwithstanding the foregoing, the Committee shall interpret all provisions relating to suspension and/or payout under this
               Section 4.4 in a manner that is consistent with applicable tax law, including but not limited to guidance issued after the effective date of this Plan.


                                    ARTICLE 5
                            CHANGE IN CONTROL BENEFIT
                            -------------------------

5.1 CHANGE IN CONTROL BENEFIT. The Participant will receive a Change in Control Benefit, which shall be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the Participant's Benefit Distribution Date, as selected by the Committee in its sole discretion.

5.2 PAYMENT OF CHANGE IN CONTROL BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall irrevocably elect on an Election Form whether to (i) receive a Change in Control Benefit, or (ii) have his or her Account Balance remain in the Plan upon the occurrence of a Change in Control and to have his or her Account Balance remain subject to the terms and conditions of the Plan. If a Participant does not make any election with respect to the payment of the Change in Control Benefit, then such Participant shall be deemed to have elected to receive a Change in Control Benefit upon the occurrence of a Change in Control. The Change in Control Benefit, if any, shall be paid to the Participant in a lump sum no later than sixty
         (60) days after the Participant's Benefit Distribution Date. Notwithstanding the foregoing, the Committee shall interpret all provisions in this Plan relating to a Change in Control Benefit in a manner that is consistent with applicable tax law, including but not limited to guidance issued after the effective date of this Plan.

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                                      -13-

WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================

                                    ARTICLE 6
                               RETIREMENT BENEFIT
                               ------------------

6.1 RETIREMENT BENEFIT. A Participant who Retires shall receive, as a Retirement Benefit, his or her vested Account Balance, calculated as of the close of business on or around the Participant's Benefit Distribution Date, as determined by the Committee in its sole discretion.

6.2 PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to an Annual Installment Method of up to 15 years. If a Participant does not make any election with respect to the payment of the Retirement Benefit in connection with his or her commencement of participation in the Plan, then such Participant shall be deemed to have elected to receive the Retirement Benefit in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the Participant's Benefit Distribution Date. Remaining installments, if any, shall be paid no later than sixty
         (60) days after each anniversary of the Participant's Benefit Distribution Date.


                                    ARTICLE 7
                               TERMINATION BENEFIT
                               -------------------

7.1 TERMINATION BENEFIT. A Participant who experiences a Termination of Employment shall receive, as a Termination Benefit, his or her vested Account Balance, calculated as of the close of business on or around the Participant's Benefit Distribution Date, as determined by the Committee in its sole discretion.

7.2 PAYMENT OF TERMINATION BENEFIT. The Termination Benefit shall be paid to the Participant in a lump sum payment no later than sixty (60) days after the Participant's Benefit Distribution Date.


                                    ARTICLE 8
                               DISABILITY BENEFIT
                               ------------------

8.1 DISABILITY BENEFIT. Upon a Participant's Disability, the Participant shall receive a Disability Benefit, which shall be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the Participant's Benefit Distribution Date, as selected by the Committee in its sole discretion.

8.2 PAYMENT OF DISABILITY BENEFIT. The Disability Benefit shall be paid to the Participant in a lump sum payment no later than sixty (60) days after the Participant's Benefit Distribution Date.


                                    ARTICLE 9
                                  DEATH BENEFIT
                                  -------------

9.1 DEATH BENEFIT. The Participant's Beneficiary(ies) shall receive a Death Benefit upon the Participant's death which will be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the Participant's Benefit Distribution Date, as selected by the Committee in its sole discretion.

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                                      -14-
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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================

9.2 PAYMENT OF DEATH BENEFIT. The Death Benefit shall be paid to the Participant's Beneficiary(ies) in a lump sum payment no later than sixty (60) days after the Participant's Benefit Distribution Date.


                                   ARTICLE 10
                             BENEFICIARY DESIGNATION
                             -----------------------

10.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

10.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, the Committee may, in its sole discretion, determine that spousal consent is required to be provided in a form designated by the Committee, executed by such Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

10.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

10.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 10.1, 10.2 and 10.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

10.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

10.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

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                                      -15-

WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================

                                   ARTICLE 11
                 TERMINATION OF PLAN, AMENDMENT OR MODIFICATION
                 ----------------------------------------------

11.1 TERMINATION OF PLAN. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to Terminate the Plan (as defined in Section 1.41). Following a Termination of the Plan, Participant Account Balances shall remain in the Plan until the Participant becomes eligible for the benefits provided in Articles 4, 5, 6, 7, 8 or 9 in accordance with the provisions of those Articles. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination.

11.2 AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer. Notwithstanding the foregoing, (i) no amendment or modification shall be effective to decrease the value of a Participant's vested Account Balance in existence at the time the amendment or modification is made, (ii) no amendment or modification shall be effective to change a deferral election or distribution election of a Participant that has been submitted to, and accepted by the Committee, prior to the time the amendment or modification is made without the consent of the Participant, and (iii) no amendment or modification of this Section
         11.2 or Section 12.2 of the Plan shall be effective.

11.3 PLAN AGREEMENT. Despite the provisions of Sections 11.1 and 11.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the written consent of the Participant.

11.4 EFFECT OF PAYMENT. The full payment of the Participant's vested Account Balance under Articles 4, 5, 6, 7, 8, or 9 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan, and the Participant's Plan Agreement shall terminate.


                                   ARTICLE 12
                                 ADMINISTRATION
                                 --------------

12.1 COMMITTEE DUTIES. Except as otherwise provided in this Article 12, this Plan shall be administered by a Committee, which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself, but shall not be prohibited from voting or acting on any matter in which such individual's interest is affected in the same manner as other Participants generally. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2 ADMINISTRATION UPON CHANGE IN CONTROL. For purposes of this Plan, the Committee shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Within one hundred and twenty (120)

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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================

         days following a Change in Control, an independent third party "Administrator" may be selected by the individual who, immediately prior to the Change in Control, was the Company's Chief Executive Officer or, if not so identified, the Company's highest ranking officer (the "Ex-CEO"), and approved by the Trustee. The Committee, as constituted prior to the Change in Control, shall continue to be the Administrator until the earlier of (i) the date on which such independent third party is selected and approved, or (ii) the expiration of the one hundred and twenty (120) day period following the Change in Control. If an independent third party is not selected within one hundred and twenty (120) days of such Change in Control, the Committee, as described in Section 12.1 above, shall be the Administrator. The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to benefit entitlement determinations; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Upon and after the occurrence of a Change in Control, the Company must:
         (1) pay all reasonable administrative expenses and fees of the Administrator; (2) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator on all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may be terminated (and a replacement appointed) by the Trustee only with the approval of the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

12.3 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.4 BINDING EFFECT OF DECISIONS. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.5 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

12.6 EMPLOYER INFORMATION. To enable the Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its

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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================

         Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.


                                   ARTICLE 13
                          OTHER BENEFITS AND AGREEMENTS
                          -----------------------------

13.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                   ARTICLE 14
                                CLAIMS PROCEDURES
                                -----------------

14.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty
         (60) days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, but no later than ninety (90) days after receiving the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. The Committee shall notify the Claimant in writing:

         (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

               (i) the specific reason(s) for the denial of the claim, or any part of it;

               (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
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               (iii)  a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

               (iv)   an explanation of the claim review procedure set forth in
                      Section 14.3 below; and

               (v) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

14.3 REVIEW OF A DENIED CLAIM. On or before sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. The Claimant (or the Claimant's duly authorized representative):

         (a) may, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits;

         (b)   may submit written comments or other documents; and/or

         (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and no later than sixty (60) days after the Committee receives the Claimant's written request for a review of the denial of the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty (60) day period. In no event shall such extension exceed a period of sixty (60) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. In rendering its decision, the Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (a)   specific reasons for the decision;

         (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based;

         (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits; and

         (d) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

14.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================

                                   ARTICLE 15
                                      TRUST
                                      -----

15.1 ESTABLISHMENT OF THE TRUST. In order to provide assets from which to fulfill the obligations of the Participants and their beneficiaries under the Plan, the Company shall establish a trust by a trust agreement with a third party, the trustee, to which each Employer may, in its discretion, contribute cash or other property, including securities issued by the Company, to provide for the benefit payments under the Plan, (the "Trust").

15.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

15.3 DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.


                                   ARTICLE 16
                                  MISCELLANEOUS
                                  -------------

16.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

16.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any specific property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.3 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

16.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in

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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================

         the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as an Employee or a Director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Delaware without regard to its conflicts of laws principles. Venue shall lie in Wilmington, Delaware.

16.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

         Waste Connections, Inc.
         Attn: Jerri Hunt, Vice President of Human Resources and
         Risk Management
         35 Iron Point Circle
         Suite 200
         Folsom, CA  95630
         --------------------------------------------------------
         --------------------------------------------------------
         Copy to: Steven Bouck, Chief Financial Officer and Executive Vice President
         (at same address)
         --------------------------------------------------------

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================

         Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

16.13 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.15 COURT ORDER. The Committee is authorized to comply with any court order in any action in which the Plan or the Committee has been named as a party, including any action involving a determination of the rights or interests in a Participant's benefits under the Plan. Notwithstanding the foregoing, the Committee shall interpret this provision in a manner that is consistent with applicable tax law, including but not limited to guidance issued after the effective date of this Plan.

16.16 DEDUCTION LIMITATION ON BENEFIT PAYMENTS. If an Employer determines in good faith that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.9 above, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m).
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WASTE CONNECTIONS, INC.
NONQUALIFIED DEFERRED COMPENSATION PLAN
MASTER PLAN DOCUMENT
================================================================================

16.17 INSURANCE. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.



IN WITNESS WHEREOF, the Company has signed this Plan document as of _____, 2004.


                              "Company"
                               Waste Connections, Inc., a Delaware corporation


                               By:
                                   --------------------------------------------

                               Title:
                                     ------------------------------------------






























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